DEFINITIVE INFORMATION STATEMENT

                                  SCHEDULE 14C


             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934


Check the appropriate box:

[ ]  Preliminary Information Statement (as permitted by Rule 14c-5(d)(2))

[ ]  Confidential, for Use of the Commission Only

[X]  Definitive Information Statement


                       CHINA CABLE AND COMMUNICATION, INC.
                       -----------------------------------
                (Name of Registrant As Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1.   Title of each class of securities to which transaction applies:

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     2.   Aggregate number of securities to which transaction applies:

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     3.   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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     4.   Proposed maximum aggregate value of transaction:

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     5.   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.


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[ ]  Check the box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

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     2.   Form, Schedule or Registration Statement No.:

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     3.   Filing Party:

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     4.   Date Filed:

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                       CHINA CABLE AND COMMUNICATION, INC.
                          Suite 805, One Pacific Place
                             88 Queensway, Hong Kong
                              Tel: (852) 2891-3130


                              INFORMATION STATEMENT
        PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

                 Approximate Date of Mailing: November 21, 2003

           TO THE STOCKHOLDERS OF CHINA CABLE AND COMMUNICATION, INC.:


     This Information Statement is furnished by the Board of Directors (the "Board") of China Cable and Communication, Inc. (the "Company") to inform shareholders of the Company of the approval of a certain shareholder's actions. This Information Statement will be mailed to holders of record of common stock, par value $0.00001 (the "Common Stock") of the Company as of the close of business on October 15, 2003 (the "Record Date"). On that date, the Company had outstanding and entitled to vote approximately 72,057,760 shares of its Common Stock. Specifically, this Information Statement relates to the removal of Mr. Jun-Tang Zhao as a director of the Company.

     On October 15, 2003, a shareholder owning 48,835,776 shares of Common Stock, or approximately 65.27% of the then issued and outstanding voting stock, consented in writing to the matters described herein. As a result, these matters were approved by the majority required by law and no further votes will be needed.

            NO VOTE OR OTHER ACTION OF THE COMPANY'S SHAREHOLDERS IS
             REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

             WE ARE NOT ASKING YOU FOR A PROXY CARD AND YOU ARE NOT
                         REQUESTED TO SEND US A PROXY.

                              INFORMATION STATEMENT
                              ---------------------

Purpose of the Information Statement
------------------------------------

     On October 15, 2003, Mr. Jun-Tang Zhao was removed as a director of the Company by a written consent of a shareholder, signed by a shareholder owning a majority of the Company's outstanding voting stock. On October 15, 2003, this shareholder owned 48,835,776 shares of Common Stock, or approximately 65.27% of the then issued and outstanding voting stock of the Company.

     Removal of a director of the Company requires approval by a majority of the Company's outstanding shares of voting stock. One shareholder owning a majority of the shares eligible to vote believes this action is in the best interest of the Company and its shareholders, and it has consented in writing to the removal of Mr. Jun-Tang Zhao. This action by this shareholder is sufficient to satisfy the shareholder vote necessary to effect the removal of Mr. Jun-Tang Zhao.


Information Required By Schedule 14A
------------------------------------

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


     As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable.

     As of October 28, 2003, the Company had a total of approximately 72,169,760 shares of Common Stock issued and outstanding, and 2,758,621 shares of Preferred Stock outstanding, which are the only issued and outstanding voting equity securities of the Company.

     The following table sets forth, as of October 28, 2003: (a) the names and addresses of each beneficial owner of more than five percent (5%) of the Company's Common Stock and/or Preferred Stock known to the Company, the number of shares of Common Stock or Preferred Stock beneficially owned by each such person, and the percent of the Company's Common Stock and Preferred Stock so owned; and (b) the names and addresses of each director and executive officer, the number of shares of Common Stock and Preferred Stock beneficially owned, and the percentage of the Company's Common Stock and Preferred Stock so owned, by each such person, and by all directors and executive officers of the Company as a group. Each person has sole voting and investment power with respect to the shares of Common Stock and Preferred Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of Common Stock or Preferred Stock, except as otherwise indicated.

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

                                                                                                        Percentage
                                              Total                       Total                        Ownership of
                                              Number                      Number                       Common Stock
                                              of            Percentage    of            Percentage          and
                                              Shares        Ownership     Shares        Ownership        Preferred
                                              of            of            of            of              Stock on an
                                              Common        Common        Preferred     Preferred      As-Converted
        Name, Address and Title               Stock         Stock         Stock         Stock              Basis
        -----------------------               -----         -----         -----         -----              -----

Raymond Ying-Wai Kwan                         106,000(1)    0.15%(1)         -0-           -0-            0.14%(1)
CEO and Director
One Pacific Place, Suite 805
88 Queensway
Hong Kong

Yau-Sing Tang                               1,500,000(2)    2.07%(2)         -0-           -0-            2.00%(2)
President and CFO
One Pacific Place, Suite 805
88 Queensway
Hong Kong

Jun-Tang Zhao                               1,000,000       1.39%            -0-           -0-            1.33%
Director
22nd Floor, Morrison Commercial Building
31 Morrison Hill Road
Wanchai, Hong Kong

George Raney                                   65,000(3)    0.09%(3)         -0-           -0-            0.09%(3)
Director and Senior Vice President of
Corporate Development
8400 Pershing Drive
Playa Del Rey, California, USA

Da-Xiang Zhang                             48,835,776(4)   67.67%(4)         -0-           -0-           65.18%(4)
Deputy Chairman of the Board
Room 807 Block B
Jin Xiu Yuan Gong Yu
Chao Yan Beijing, PRC

Kai-Jun Yang                                    -0-            0%            -0-           -0-               0%
Chairman of the Board
20/F, Yu Hai Yuan
5 Li, Fu Shi Lu
Haidian, Beijing, PRC

Hong-Tao Li                                     -0-            0%            -0-           -0-               0%
Director, Chief Operating Officer and Vice
President of Project Development
20-13-4, Beijing Shi Fan Xue Yuan
Haidian, Beijing, PRC

Yong-Xiang Chen                                 -0-            0%            -0-           -0-               0%
Director
No. 9, 18th Floor
Shou Du Yuan Haidian
Beijing, PRC

All Directors and Executive Officers       51,506,776(5)   71.08%            -0-           -0-           68.65%(5)
(8 persons)

Other 5% or Greater Owners:

Kingston Global Co., Ltd.                  48,835,776(4)   67.67%(4)         -0-           -0-           65.18%(4)
22/F Morrison Commercial Building
31 Morrison Hill Road
Wanchai, Hong Kong

Gryphon Master Fund, L.P.,                  3,586,207(6)    4.73%(6)     2,758,621(6)      100%           4.73%(6)
500 Crescent Court, Suite 270
Dallas, TX  75201

Total of All Directors and Executive       55,097,983(7)   72.45%(7)     2,758,621(7)      100%          70.08%(7)
Officers and 5% or Greater Owners

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

----------
(1) Includes 82,000 shares owned by Mr. Kwan. Also includes 24,000 shares issuable during the next sixty days pursuant to a Director's Compensation Agreement by and between the Company and Mr. Kwan dated February 28, 2003, pursuant to which the Company will issue 12,000 shares of Common Stock to Mr. Kwan each month, in consideration for services rendered, until February, 2005.

(2) Includes 1,440,000 shares owned by Mr. Tang. Also includes 60,000 shares issuable during the next sixty days pursuant to a Director's Compensation Agreement by and between the Company and Mr. Tang dated February 28, 2003, pursuant to which the Company will issue 30,000 shares of Common Stock to Mr. Tang each month, in consideration for services rendered, until February, 2005.

(3) Includes 51,000 shares owned by Mr. Raney. Also includes 14,000 shares issuable during the next sixty days pursuant to a Director's Compensation Agreement by and between the Company and Mr. Raney dated February 28, 2003, pursuant to which the Company will issue 7,000 shares of Common Stock to Mr. Raney each month, in consideration for services rendered, until February, 2005.

(4) Kingston is a company organized under the laws of the British Virgin Islands and is a wholly-owned subsidiary of CCCL, a Bermuda corporation listed on the Australian Stock Exchange. The majority owner of CCCL is Best Fortune Capital Limited ("BFCL"), a corporation organized under the laws of the British Virgin Islands. BFCL is beneficially and wholly owned by Mr. Da-Xiang Zhang, Chairman of the Board of Directors of CCCL and a Director of the Company. As a result, Mr. Da-Xiang Zhang will be deemed to beneficially own the Kingston shares.

(5)  Includes Footnotes (1)-(4).

(6) Gryphon Master Fund, L.P. is a limited partnership organized under the laws of Bermuda. Gryphon beneficially owns shares of Common Stock, consisting of 2,758,621 shares underlying Preferred Stock, currently convertible into 2,758,621 shares of Common Stock at a price per share of $1.45 and 827,586 shares underlying Warrants to purchase 827,586 shares of Common Stock at an exercise price per share of $2.18 until September 25, 2008.

(7)  Includes Footnotes (1) - (6).

                                   MANAGEMENT

     The following table and text set forth the names and ages of all directors and executive officers of the Company as of October 28, 2003. The Board of Directors is comprised of only one class. All of the directors serve until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal.

       Name                Age                  Position(s)
       ----                ---                  -----------
Raymond Ying-Wai Kwan      39     Chief Executive Officer, Director
Yau-Sing Tang              41     Chairman of the Board, Chief Financial Officer
Jun-Tang Zhao              39     Director
George Raney               43     Director
Da-Xiang Zhang             46     Director
Kai-Jun Yang               46     Director
Hong-Tao Li                34     Director
Yong-Xiang Chen            35     Director


     Effective twenty days after the mailing of this Information Statement to the shareholders of the Company, Mr. Jun-Tang Zhao will no longer serve as a director of the Company.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon
------------------------------------------------------------------------

     As of October 15, 2003, Kingston Global Co., Ltd. ("Kingston") owned approximately 67.27% of our Company's issued and outstanding voting stock. Kingston is a wholly-owned subsidiary of China Convergent Corporation Limited ("CCCL"), which in turn is approximately 50% owned through Best Fortune Capital Limited ("BFCL"). Mr. Da-Xiang Zhang, a Director of the Company and Chairman of the Board of Directors of CCCL, owns 100% of BFCL and, therefore, is deemed to beneficially own the shares of stock owned by Kingston.

Delivery of Documents to Security Holders Sharing an Address
------------------------------------------------------------

     Only one Information Statement will be delivered to two or more of the Company's shareholders who share an address, unless the Company has received contrary instructions from one or more of such shareholders. The Company will promptly deliver a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered if a shareholder so requests by contacting the following person: Mr. Ray Kwan, at Suite 805, One Pacific Place, 88 Queensway, Hong Kong, Telephone:
(852) 2591-1221, Facsimile: (852) 2831-0980. In the event that a shareholder wishes to receive a separate annual report, proxy statement, or in the event that shareholders sharing an address wish to receive a single copy of the annual report, proxy statement or information statement, they can do so by contacting the person referenced above.


                                           By Order of the Board of Directors


Dated: November 21, 2003                   /s/ Yau-Sing Tang
                                           -----------------
                                           Yau-Sing Tang
                                           President and Chief Financial Officer


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